SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2019

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On January 30, 2019, Anthem, Inc. (“Anthem”) exercised an early termination of the Amended and Restated Pharmacy Benefit Management Services Agreement entered into by and between Express Scripts, Inc., by and on behalf of its subsidiaries and affiliates, and Wellpoint, Inc. (n/k/a Anthem, Inc.), by and on behalf of itself and its affiliates, effective as of January 1, 2012, as amended (the “PBM Agreement”).  The early termination right arose in connection with the closing of the acquisition of Express Scripts Holding Company (“Express Scripts”) by Cigna Corporation (“Cigna”).
The PBM Agreement provides for a one-year transition period, which ends on March 1, 2020.  It is expected that the transition of Anthem’s customers will occur at various dates, as informed by Anthem’s technology platform migration schedule.
Anthem had previously informed us of their intention to build their own pharmacy benefits manager and transition the customers and clients that Express Scripts has been serving since 2009. Cigna was also aware of Anthem’s early termination right.  As such, and as previously communicated, any revenues or earnings from this transitioning client have been excluded from our expectations for adjusted revenues, adjusted income from operations and adjusted income from operations per share in 2019 and have also been excluded from our long-term expectations.
Specifically, Cigna’s outlook for full year 2019 consolidated adjusted income from operations and consolidated adjusted income from operations per share, which we are scheduled to release on February 1, 2019, is consistent with our plan.  We remain on track to deliver our 2021 target of $20 to $21 of consolidated adjusted income from operations per share.  While there is some impact to free cash flow generation over the next two years, this outcome has been contemplated within our capital deployment plan, and as such, our capital deployment strategy and timetable for deleveraging remain on track.  We continue to expect to have a debt to capitalization ratio in the high 30s within 18 to 24 months following the close of the combination.
Over the next twelve months, Cigna will focus on an effective transition of this relationship and related services over Anthem’s aggressive timeline.  We recognize the importance and complexity of pharmacy services for our customers and patients and we will work with Anthem to support their migration of these customers and clients, ensuring the highest levels of patient care and clinical quality.
Adjusted income (loss) from operations is defined as shareholders’ net income (loss) excluding the following after-tax adjustments: net realized investment results, amortization of acquired intangible assets, special items and earnings contributions from transitioning clients, which include Anthem, Inc. and Coventry Health Care, Inc. Adjusted income (loss) from operations is a measure of profitability used by Cigna’s management because it presents the underlying results of operations of Cigna’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income.  This consolidated measure is not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income.  Management is not able to provide a reconciliation to shareholders’ net income (loss) on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including (i) future net realized investment results and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on shareholders’ net income could vary materially.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, and oral statements made with respect to information contained in this report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts.  Forward-looking statements may include, among others, statements concerning our long-term projected adjusted income (loss) from operations outlook; projected growth beyond 2019; future financial or operating performance, including our ability to deliver personalized and innovative solutions for our customers and clients; financing or capital deployment plans and amounts available for future deployment; and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, financial condition or performance.  You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.
Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; the impact of modifications to our operations and processes; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions, including with respect to the acquisition of Express Scripts (the “Merger”); the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; unfavorable industry, economic or political conditions, including foreign currency movements; acts of war, terrorism, natural disasters or pandemics; the possibility that the anticipated benefits (including anticipated synergies) from the Merger cannot be realized in full, or at all or may take longer to realize than expected; problems regarding the successful integration of the businesses of Express Scripts and Cigna; unexpected costs regarding the Merger; the ability to retain key personnel; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com as well as on Express Scripts’ most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.express-scripts.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: January 30, 2019	By: /s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer